Exhibit 10.7

                    STOCK PURCHASE AND SUBSCRIPTION AGREEMENT

       THIS STOCK PURCHASE AND SUBSCRIPTION AGREEMENT is entered into as of this fifteenth day of August 2006 (this "Agreement"), by and between Gibbs Construction, Inc., a Texas corporation ("Gibbs" or the "Company"), Thacker Asset Management, LLC, a Texas Limited Liability Company and Thacker Resources, Inc., a Texas corporation ("each collectively referred to herein as "Thacker" each of said Thacker entities a "Seller" and collectively the "Sellers"), on the one hand, and Steven L. Sample, an individual residing in the state of Florida ("Sample" or the "Purchaser"), on the other hand. Each of Gibbs, the Sellers, and the Purchaser may be referred to as a "Party" and collectively as the "Parties."

       WHEREAS, on the Closing Date (as defined in Section 2.1) the Sellers owns 5,500,000 shares (the "Shares") of common stock, par value $0.01 per share of the Company (the "Common Stock"); and

       WHEREAS, the Purchaser desires to purchase from the Sellers, and the Sellers desire to sell to the Purchaser, the Shares (the "Purchased Securities") upon the terms and conditions set forth in this Agreement; and

       WHEREAS, Gibbs desires to issue certain Common Stock and Preferred Stock to Sample for investments made and to be made in the Company;

       NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Agreement, the Parties hereby agree as follows:

                                    ARTICLE 1

                        SALE OF THE PURCHASED SECURITIES

       Section 1.1 Sale of the Purchased Securities. Subject to the terms and conditions set forth in this Agreement, Sellers agree to sell, transfer and assign to the Purchaser or his assigns and the Purchaser and his assigns agrees to purchase from the Seller, the Purchased Securities, 5,500,000 shares of Common Stock for an aggregate purchase price of $65,000 (the "Purchase Price").

       Section 1.2 Allocation of the Purchase Price. The Purchase Price will be paid to Thacker.

       Section 1.3 Acquisition of Shares from Gibbs. Sample agrees to invest at least $20,000 to discharge the obligations of Gibbs in bankruptcy proceedings and with the stock transfer agent and Gibbs agrees to sell and issue to Sample 500,000 shares of Series A Preferred Stock, the various terms conditions and relative rights and preferences being set forth on Schedule 1.3 hereof and 8,117,500 shares of Common Stock. Sample agrees to provide the capital such that Gibbs can arrange to have its filings with the United Securities and Exchange Commission brought current.

       Section 1.4 Proxies. Seller shall deliver in favor of the Purchaser irrevocable proxies for 5,500,000 shares of Common Stock until such time as the Shares can be delivered to Purchaser or his assigns and shall use its best efforts to assist in the purchase of 500,000 additional shares of Common Stock for $0.01 per share.

                                    ARTICLE 2

                              CLOSING AND DELIVERY

       Section 2.1 Closing Date. Upon the terms and subject to the conditions set forth herein, the consummation of the purchase and sale of the Purchased Securities (the "Closing") shall be held on August __, 2006, or at a time mutually agreed upon between the constituent Parties (the "Closing Date"). The Closing shall take place at the law offices of Robert A. Forrester, 1215 Executive Drive West, Suite 102, Richardson, TX 75081 or by the exchange of documents and instruments by mail, courier, telecopy and wire transfer to the extent mutually acceptable to the Parties hereto.

       Section 2.2 Delivery at Closing. At the Closing, the Sellers shall deliver to the Purchaser or Purchaser's assigns stock certificate or certificates representing the Shares, duly endorsed for transfer to the Purchaser, as applicable, and accompanied by, (i) if required by the Company's transfer agent, an opinion of counsel reasonably acceptable to the Company, the Purchaser and the Company's transfer agent; (ii) stock powers or other instruments of transfer duly executed by the Seller or registered owner thereof, with signature medallion guaranteed; and (iii) proxies for the Shares in favor of Purchaser at the Closing; and Gibbs shall deliver (i) to Purchaser certificates of Series A Preferred Stock issued in the name of Sample; and (ii) to Purchaser certificates for 8,117,500 shares of Common Stock. Said delivery of Preferred Shares and 8,117,500 shares of Common Stock shall occur as soon after closing as the Company's charter can be amended to effect such issuance without being ultra vires.

                                    ARTICLE 3

        VARIOUS REPRESENTATIONS AND WARRANTIES OF SELLERS AND THE COMPANY

       Section 3.1 Existence and Power. Gibbs represents that Gibbs is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. Gibbs has heretofore delivered to the Purchaser true and complete copies of the Certificate of Incorporation, as amended, and By-laws, each as currently in effect. If Gibbs is not in good standing in the State of Texas, Sample shall arrange to accomplish such status.

       Section 3.2 Sellers Authorization; No Agreements. Sellers represent and warrant that the execution, delivery and performance by Sellers of this Agreement, the performance of their obligations hereunder, and the consummation of the transactions contemplated hereby are within the Sellers' powers. Sellers have full legal capacity to execute and deliver this Agreement and perform their obligations hereunder. This Agreement has been duly and validly executed and delivered by the Sellers and is a legal, valid and binding obligation of the Sellers, enforceable against Sellers in accordance with its terms. The execution, delivery and performance by the Sellers of this Agreement does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Sellers. The Sellers are not a party to any agreement, written or oral, creating rights in respect of any of the Purchased Securities on the part of any third party or relating to the voting of the Shares. As of the Closing, Buyers will be the lawful owner of the Purchased Securities, free and clear of all security interests, liens, encumbrances, equities and other charges other than a security interest and creditor's lien held by Baker # 1, Ltd which will be released upon delivery of the proceeds to Baker # 1, Ltd. Sellers further represent that they do not beneficially own any options or warrants or other rights to purchase shares of the Common Stock. As of the Closing, there will not be any outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance or sale of any of the Shares, or any arrangements that require or permit any of the Shares to be voted by or at the discretion of anyone other than the Sellers, and there are no restrictions of any kind on the transfer of any of the Shares other than (a) restrictions on transfer imposed by the Securities Act of 1933, as amended (the "Securities Act") and (b) restrictions on transfer imposed by applicable state securities or "blue sky" laws.

       Section 3.3 Company Authorization; No Agreements. The Company represents and warrants that the execution, delivery and performance by the Company of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions required of it that are contemplated hereby are within the Company's powers. The Company has full legal capacity to execute and deliver this Agreement and perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance by the Company of this Agreement does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect Gibbs.

       Section 3.4 Capitalization. The Company represents and warrants that:

                (a) The authorized capital stock of the Company consists of 15,000,000 shares of the Common Stock, par value $0.01 per share, of which approximately 8,060,000shares will be issued as of the Closing. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with all applicable federal and state securities laws. No securities of the Company are entitled to preemptive or similar rights, and no person, natural or otherwise ("Person"), has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated hereby. There are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of the Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of the Common Stock, or securities or rights convertible or exchangeable into shares of the Common Stock. The issuance and sale of the Shares will not obligate the Company to issue shares of the Common Stock or other securities to any Person (other than the Purchaser) and shall not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                (b) As of the Closing, there will not be any outstanding obligations, contingent or otherwise, of Gibbs to redeem, purchase or otherwise acquire or issue any capital stock or other securities of Gibbs except as specified herein.

                (c) There are no shareholder agreements, voting trusts or other agreements or understandings to which Gibbs or Thacker is a party or by which either of them are bound relating to the voting of any shares of the capital stock of Gibbs.

                (d) The Series A Preferred Stock, when delivered in accordance with the terms of this Agreement, shall be validly issued, fully paid and non-assessable and the Shares shall not be subject to any lien, charge, security interest or other encumbrance or preemptive or other similar right.

       Section 3.5 Subsidiary. The Company represents and warrants that as of the Closing, Gibbs will have no subsidiaries.

       Section 3.6 Liabilities or Debts. The Company represents and warrants that as of the Closing, there will be no liabilities or debts of Gibbs of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt. The Company has no employees. The Company does have an obligation to American Stock Transfer and Trust in the amount of $20,950 which, although discharged, will have to be paid to obtain a stockholder list.

       Section 3.7 Litigation. The Company represents and warrants that there is no (a) action, suit, investigation, audit or proceeding pending against, or, to the best knowledge of the Sellers and Gibbs, threatened or contemplated against or affecting Gibbs or any of its assets or properties before or by any court or arbitrator or any governmental body, agency or official or (b) injunction, outstanding judgment, restraining order, decree or other order of any nature to which the Company is or may be subject or to which the business, assets or property of the Company is or may be subject. The Company is not in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or any other government agency. The Securities and Exchange Commission (the "Commission") has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

       Section 3.8 Taxes. The Company represents and warrants that Gibbs has (i) duly filed with the appropriate taxing authorities all tax returns required to be filed by or with respect to its business, and all such duly filed tax returns are true, correct and complete in all material respects in relation to any and all applicable taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs' duties, tariffs, and similar charges, and (ii) paid in full. There are no liens for taxes upon the assets of Gibbs. Gibbs has not received any notice of audit, is not undergoing any audit of its tax returns, and has not received any notice of deficiency or assessment from any taxing authority with respect to liability for taxes which has not been fully paid or finally settled. There have been no waivers of statutes of limitations by Gibbs with respect to any tax returns. Gibbs has not filed a request with the Internal Revenue Service for changes in accounting methods within the last three years which change would affect the accounting for tax purposes, directly or indirectly, of its business. Gibbs has not executed an extension or waiver of any statute of limitations on the assessment or collection of any taxes due (excluding such statutes that relate to years currently under examination by the Internal Revenue Service or other applicable taxing authorities) that is currently in effect.

       Section 3.9 Indebtedness. The Company represents and warrants that based on the financial condition of the Company as of the Closing Date, the Company has no assets or liabilities and will have been discharged from any proceeding in bankruptcy. The Company is not in default with respect to any Indebtedness. At the Closing, there will be no outstanding liabilities, obligations or indebtedness of the Company other than disclosed in this Agreement.

       Section 3.10 Finders. The Company and the Sellers acknowledge that Robert
A. Forrester will receive $10,000 of the sales fee. The Sellers acknowledge that he is an attorney, has represented both the Company and the Purchaser and waive any conflict he may have with respect to this transaction. The Company acknowledges that it has previously engaged Robert A. Forrester as counsel, that he has represented the Purchaser in this transaction, that he will receive a fee for non-legal aspects of this transaction and waives any conflict he may have with respect to this transaction.

       Section 3.11 Disclosure.

               (a) The Company represents and warrants that all disclosures provided by it to the Purchaser regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company with respect to the representations and warranties made by the Company, are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

               (b) The Sellers represent and warrant that all disclosures provided by it to the Purchaser regarding the Company or the Sellers, its or their business and the transactions contemplated hereby, with respect to the representations and warranties made by it or them are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

       Section 3.12 No Disagreements with Accountants and Lawyers. The Company represents and warrants that there are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

       Section 3.13 No Conflicts. The Company represents and warrants that the execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company's Certificate or Articles of Incorporation, By-laws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected; and (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

       Section 3.14 Filings, Consents and Approvals.

               (a) The Company represents and warrants that the Company is not required to obtain any consent, waiver, authorization or order of any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance of this Agreement.

               (b) The Seller represents and warrants that the Seller is not required to obtain any consent, waiver, authorization or order of any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance of this Agreement.

       Section 3.15 Compliance. The Company represents and warrants that the
Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body and (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority.

       Section 3.16 Transactions With Affiliates and Employees. The Company represents and warrants that except as required to be set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Sellers, no (a) Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company (an "Affiliate") or (b) director, officer or employee of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

       Section 3.17 Assets. The Company represents and warrants that except as set forth in the SEC Reports, the Company has no assets, including, without limitation, goodwill, assets, real property, tangible personal property, intangible personal property, rights and benefits under contracts and cash and is not now a party to any lease or contingently committed to become a party to any lease.

       Section 3.18 Environmental Matters. The Company represents and warrants that the Company has complied with all applicable statutes, laws and regulations relating to the environment. There is no related pending or threatened civil or criminal litigation, written notice of violation, formal administrative proceeding or investigation, inquiry or information request by any governmental entity.

       Section 3.19 Informed Decision. The Sellers represent and warrant that the Sellers are aware of the Company's business affairs and financial condition and have reached an informed and knowledgeable decision to sell the Purchased Securities.

       Section 3.20 Consummation of a Merger Transaction. The Company and the Sellers acknowledge that it is the intention of the Purchaser, upon completion of the transactions contemplated hereby, to cause the Company to consummate a merger with or acquisition of a yet unidentified private unaffiliated company (the "Merger") some time in the future. Sellers further acknowledge that, upon consummation of the Merger, it is likely or possible that each common Share and Series A Preferred share will increase in value, possibly substantially. Sellers and the Company have had such opportunity as they desire to ask the Purchaser any questions and receive information concerning such matters, including the risks associated therewith, and have received satisfactory answers to such questions and desires to complete the sale of the Purchased Securities contemplated under this Agreement.

       Section 3.21 Change of Control.

               (a) The Company represents and warrants that the Company is not a party to an agreement for, nor involved in any discussions concerning any transaction that would reasonably be expected to result in any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 5% or more of the total voting power of the outstanding Common Stock.

               (b) The Sellers represent and warrant that the Sellers are not a party to an agreement for, nor involved in any discussions concerning any transaction that would reasonably be expected to result in any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 5% or more of the total voting power of the outstanding Common Stock.

       Section 3.22 Blue Sky.

               (a) The Company represents and warrants that the Company has obtained all necessary permits and qualifications, if any, or secured an exception therefore, required for the offer and sale of the Purchased Securities.

               (b) The Sellers represent and warrant that the Sellers have obtained all necessary permits and qualifications, if any, or secured an exception therefore, required for the offer and sale of the Purchased Securities.

       Section 3.23 Appointment of Directors. The Company shall immediately following the Closing, appoint to the board of directors the Purchaser.

       Section 3.24 Notice of Developments.

               (a) The Company represents and warrants that prior to the Closing, the Company shall promptly notify the Purchaser in writing of all events, circumstances facts and occurrences arising subsequent to the date of this Agreement which would reasonably be expected to result in any breach of a representation or warranty or covenant of the Company in this Agreement or which would reasonably be expected to have the effect of making any representation or warranty of the Company in this Agreement untrue or incorrect in any respect. Such notification shall not affect or otherwise limit the Purchaser's right to enforce the terms of this Agreement hereto as they existed on the date hereof, without taking into account such notification.

               (b) The Sellers represent and warrant that prior to the Closing, the Sellers shall promptly notify the Purchaser in writing of all events, circumstances facts and occurrences arising subsequent to the date of this Agreement which would reasonably be expected to result in any breach of a representation or warranty or covenant of the Sellers in this Agreement or which would reasonably be expected to have the effect of making any representation or warranty of the Sellers in this Agreement untrue or incorrect in any respect. Such notification shall not affect or otherwise limit the Purchaser's right to enforce the terms of this Agreement hereto as they existed on the date hereof, without taking into account such notification.

                                    ARTICLE 4

                        REPRESENTATIONS OF THE PURCHASER

The Purchaser represents and warrants, solely as to itself, to the Seller, as follows:

       Section 4.1 Execution and Delivery. The execution, delivery and performance by the Purchaser of this Agreement is within such Purchaser's powers and does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Purchaser.

       Section 4.2 Binding Effect. This Agreement, when executed and delivered by the Purchaser shall be irrevocable and will constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium and other laws of general application affecting enforcement of creditors' rights generally or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

       Section 4.3 Investment Purpose. The Purchaser represents that it is purchasing the Purchased Securities for its own account, with the intention of holding the Purchased Securities, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Purchased Securities, and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act and any applicable securities laws of any state unless an exemption from registration is available under those laws.

       Section 4.4 Investment Experience. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Purchased Securities.

       Section 4.5 Opportunity to Ask Questions. The Purchaser has had a full and fair opportunity to make inquiries about the terms and conditions of this Agreement, to discuss the same and all related matters with its own independent counsel and its own accountants and tax advisers. The Purchaser has been given the opportunity to ask questions of, and receive answers from Sellers concerning the terms and conditions of this Agreement and to obtain such additional written information about Gibbs to the extent Sellers possesses such information or can acquire it without unreasonable effort or expense. Notwithstanding the foregoing, the Purchaser has had the opportunity to conduct its own independent investigation.

       4.6 Further Limitations on Disposition. Purchaser further acknowledges that the Purchased Securities are restricted securities under Rule 144 of the Act, and, therefore, when transferred to the Purchaser will contain a restrictive legend substantially similar to the following:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE

         REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, LICENSED TO PRACTICE LAW WITHIN THE UNITED STATES, REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                                    ARTICLE 5

                            COVENANTS OF THE PARTIES

The Parties hereto agree that:

       Section 5.1 Public Announcements. The Sellers, the Company and the Purchaser shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable statutes, laws and regulations, including rules and regulations of the Commission, will not issue any such press release or make any such public statement prior to such consultation and without the express written consent of the other Parties.

       Section 5.2 Notices of Certain Events. In addition to any other notice required to be given by the terms of this Agreement, each of the Parties shall promptly notify the other party hereto of:

               (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the transactions contemplated by this Agreement;

               (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

               (c) any actions, suits, claims, investigations or proceedings commenced or, to such party's knowledge, threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3 or Section 4 (as the case may be) or that relate to the consummation of the transactions contemplated by this Agreement.

       Section 5.3 Access to Information. Following the date of this Agreement, until consummation of all transactions contemplated hereby, the Sellers and the Company shall give to the Purchaser, its counsel, financial advisers, auditors and other authorized representatives reasonable access to their offices, properties, books and records, financial and other data and information as the Purchaser and its respective representatives may reasonably request.

       Section 5.4 Gibbs's Business. Gibbs will not, without the prior written consent of the Purchaser, except as set forth herein and as required to complete the transactions contemplated by this Agreement, (i) make any material change in the type or nature of its business, or in the nature of its operations, (ii) create or suffer to exist any debt (iii) issue any capital stock or (iv) enter into any new agreements of any kind (other than those contemplated by this Agreement) or undertake any new obligations or liabilities.

       Section 5.5 Indemnification. The Purchaser indemnifies and holds harmless the Company and Sellers for any and all liabilities, including all reasonable attorneys' fees, that arises as a proximate result of any material inaccuracy or misrepresentation in, or breach of, any representation, warranty, covenant or agreement made by the Purchaser in this Agreement. The Sellers and the Company indemnify and hold harmless the Purchaser for any and all liability, including all reasonable attorneys' fees, that arises as a proximate result of any material inaccuracy or misrepresentation in, a breach of, any representation, warranty, covenant or agreement made by the Sellers or the Company in this Agreement.

       Section 5.6 Reasonable Efforts. Each Party agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with the other Parties in connection with the foregoing. Each Party further agrees not to undertake any course of action inconsistent with the satisfaction of the conditions to Closing set forth herein, and to do all such acts and take all such measures as may be reasonable to comply, and be in compliance, with the representations, warranties, covenants and agreements contained in this Agreement.

       Section 5.7 Cooperation. In the event that any investigation, inquiry, lawsuit, administrative proceeding or any other proceeding is commenced with respect to the Company, the Sellers shall fully cooperate with and provide all applicable documents to, the Company and Purchaser, immediately upon request of the Company or the Purchaser.

                                    ARTICLE 6

                              CONDITIONS PRECEDENT

       Section 6.1 Conditions of Obligations of the Purchaser. The obligations of the Purchaser are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by the Purchaser:

               (a) Representations and Warranties. Each of the representations and warranties of the Sellers and the Company set forth in this Agreement shall be true and correct in all material respects as of (1) the date of this Agreement (except to the extent such representations and warranties speak as of an earlier date), and (2) the Closing Date, as though made on and as of all of such dates.

               (b) Compliance Certificate. The Sellers and President of Gibbs shall deliver to the Purchaser at the Closing a certificate certifying:
        (i) that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or conditions of the Company since the date of this Agreement; (ii) that attached thereto is a true and complete copy of Gibbs's Certificate of Incorporation, as amended, as in effect at the Closing; (iii) that attached thereto is a true and complete copy of its By-laws, as in effect at the Closing; and
        (iv) each of the representations and warranties of the Sellers and the Company set forth in this Agreement are true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date.

               (c) Good Standing Certificates. The Company shall have furnished the Purchaser with good standing and existence certificates for Gibbs in its jurisdiction of formation and such other jurisdictions as the Purchaser reasonably requests.

               (d) List of Record Holders. The Purchaser shall have received a list dated as of a date within two (2) business days prior to the Closing Date from Gibbs's transfer agent of the holders of record of the Common Stock.

               (e) Company Minutes The Purchaser shall have received at least four (4) business days prior to the Closing Date executed copies of all minutes, consents, resolutions of the Company (for meetings of or by stockholders and directors of the Company).

               (f) Stockholder and Board of Directors Resolutions. The Purchaser shall have received executed resolutions of the Board of Directors of Gibbs approving the transactions contemplated herein including the resignation of all current directors and adopting the resolutions set forth in Schedule 6.1 hereof.

               (g) Performance. The Seller and the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

               (h) Filing of Reports. The Company will, for so long as it is required to, make timely filing of such reports as are required to be filed by it with the Commission.

               (i) Discharge from Bankruptcy. The Company shall have been formally discharged from bankruptcy filed under Chapter 11 of the United States Bankruptcy Code without assets or liabilities.

               (j) Cancellation of Preferred Stock Rights. Seller shall have extinguished any right any third party may have with respect to Preferred Stock to be issued as part of the Corporation's bankruptcy proceeding.

       Section 6.2 Conditions of Obligations of the Sellers. The obligations of the Sellers to effect the sale of the Purchased Securities are subject to the following conditions, any or all of which may be waived in whole or in part by the Purchaser:

               (a) Representations and Warranties. Each of the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date.

               (b) Compliance Certificate. An authorized officer of the Purchaser shall deliver to the Sellers at the Closing a certificate certifying each of the representations and warranties of such Purchaser set forth in this Agreement are true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date.

               (c) Performance. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it or him on or before the Closing.

                                    ARTICLE 7

                                   TERMINATION

       Section 7.1 Termination. This Agreement may be terminated and the purchase and sale of the Shares may be abandoned at any time prior to the
Closing:

               (a) by mutual written consent of the Parties hereto;

               (b) by either the Sellers or the Purchaser if the Closing shall not have occurred on or before the date set for Closing;

               (c) by the Purchaser if (i) the Sellers or the Company shall have failed to comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by the Sellers or the Company; or (ii) any representations and warranties of Sellers or the Company contained in this Agreement shall not have been true when made or on and as of the Closing Date as if made on and as of Closing Date (except to the extent it relates to a particular date); or

               (d) by the Sellers if (i) the Purchaser shall have failed to comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by it; or (ii) any representations and warranties of the Purchaser contained in this Agreement shall not have been true when made or on and as of the Closing Date.

       Section 7.2 Effect of Termination. In the event of the termination of this Agreement pursuant to this Article 7, all further obligations of the Parties under this Agreement shall forthwith be terminated without any further liability of any party to the other Parties; provided, however, that nothing contained in this Section 7 shall relieve any party from liability for any breach of this Agreement. In addition, the Initial Payment shall be promptly, but in no event more than two (2) business days, returned to the Purchaser.

                                    ARTICLE 8

                                  MISCELLANEOUS

       Section 8.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing and either delivered personally, telecopied or sent by certified or registered mail, postage prepaid,

If to the Baker #1       Katie Goodman
                         c/o Robert A. Forrester
                         535 Cameron Manor Way
                         Atlanta, GA 30328
                         (404) 303-9938

If to the Company        Linda Myers,
                         Secretary
                         535 Cameron Manor Way
                         Atlanta, GA 30328
                         (404) 256-4555

If to Purchaser:         Steven L. Sample
                         1515 East Silver Springs Blvd - Suite 118.4
                         Ocala, FL  34470
                         Facsimile (352) 502-4783

With a copy to:          Robert A. Forrester, Esq.
                         1215 Executive Drive West,
                         Suite 102
                         Richardson, TX 75081
                         Facsimile: (972) 437-9898

or such other address or fax number as such party may hereafter specify for the purpose by notice to the other Parties hereto. All such notices, requests and other communications shall be deemed received on the date delivered personally or by overnight delivery service or confirmed facsimile transmission if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

       Section 8.2 Amendments; No Waivers.

               (a) Any provision of this Agreement with respect to transactions contemplated hereby may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Sellers, the Company and the Purchaser; or in the case of a waiver, by the party against whom the waiver is to be effective.

               (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

       Section 8.3 Fees and Expenses. Each of the Sellers and the Purchaser shall bear all costs and expenses incurred by them in connection with this Agreement, and the Company shall bear no expenses in connection with the transaction anticipated hereby.

       Section 8.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided, that the Purchaser shall have the right to assign this Agreement to an affiliate of the Purchaser and no other party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, but any such transfer or assignment will not relieve the appropriate party of its obligations hereunder.

       Section 8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to the principles of conflicts of law thereof.

       Section 8.6 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the City of Dallas, Texas, and each of the Parties hereto consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.1. shall be deemed effective service of process on such party. Each party hereto (including its affiliates, agents, officers, directors and employees) irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

       Section 8.7 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto has received counterparts hereof signed by all of the other Parties. No provision of this Agreement is intended to confer upon any Person other than the Parties hereto any rights or remedies under this Agreement.

       Section 8.8 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes and merges all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter of this Agreement.

       Section 8.9 Captions. The captions are included for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement.

       Section 8.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Parties. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

       Section 8.11 Specific Performance. The Parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the its terms and that the Parties shall be entitled to specific performance of the terms of this Agreement in addition to any other remedy to which they are entitled at law or in equity.

       Section 8.12 Survival. The representations and warranties contained in this Agreement shall survive the Closing and delivery of the Purchased Securities only as against Seller and notwithstanding any provision to the contrary contained in this Agreement, upon and after the Closing, any claim by Purchaser for a breach of any representation or warranty of Sellers or the Company contained in this Agreement may be made only against Sellers and Purchaser shall have no claim against the Company for any such breach.

       IN WITNESS WHEREOF, each of the following individuals has caused this Agreement to be signed, and each Party that is not an individual has caused this Agreement to be duly executed under seal by its respective authorized officers, all as of the day and year first above written.


Gibbs Construction, Inc.


/s/ Linda M. Myers
-----------------------------------------------------
By: Linda M. Myers, Secretary



Thacker Asset Management, LLC


/s/ Robert A. Forrester
-----------------------------------------------------
Robert A. Forrester pursuant to Power of Attorney
From Katie Goodman, receiver, Thacker Asset Management, LLC




Thacker Resources, Inc


/s/ Robert A. Forrester
-----------------------------------------------------
Robert A. Forrester pursuant to Power of Attorney
From Katie Goodman, receiver, Thacker Resources, Inc.


/s/ Steven L. Sample
------------------------------------------------------
Steven L. Sample, individually

                                   Supplement

       Reference is made to that certain agreement dated August 15, 2006 by and among the Parties as therein defined. Capitalized terms used herein are the same as those used in said agreement. The Company, the Sellers and the Purchaser acknowledge that Robert A. Forrester will receive $10,000 of the sales fee. The Sellers acknowledge that he is an attorney, has represented both the Company and the Purchaser and waive any conflict he may have with respect to this transaction. The Company acknowledges that it has previously engaged Robert A. Forrester as counsel, that he has represented the Purchaser in this transaction, that he will receive a fee for non-legal aspects of this transaction and waives any conflict he may have with respect to this transaction. The Purchaser acknowledges that it has previously engaged Robert A. Forrester as counsel, that he has represented the Purchaser in this transaction, that he will receive a fee for non-legal aspects of this transaction in addition to his fee for services and waives any conflict he may have with respect to this transaction.

Gibbs Construction, Inc.


/s/ Linda M. Myers
-----------------------------------------------------
By: Linda M. Myers, Secretary



Thacker Asset Management, LLC


/s/ Robert A. Forrester
-----------------------------------------------------
Robert A. Forrester pursuant to Power of Attorney
From Katie Goodman, receiver, Thacker Asset Management, LLC





Thacker Resources, Inc


/s/ Robert A. Forrester
-----------------------------------------------------
Robert A. Forrester pursuant to Power of Attorney
From Katie Goodman, receiver, Thacker Resources, LLC



/s/ Steven L. Sample
-----------------------------------------
Steven L. Sample, individually


/s/ Harry K. Myers
-----------------------------------------------------
Harry K. Myers, General Partner
Baker # 1, Ltd, Secured Creditor